Exhibit 32.2
CERTIFICATION
I, Juan J. Román, Vice President of Finance and Chief Financial Officer of Triple-S Management Corporation (the Corporation), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:
1.
The Annual Report on Form 10-K of the Corporation for the annual period ended December 31, 2007 (the Report) fully complies with the requirements of Section 13(a) of the Securities and Exchange Act of 1934 (15 U.S.C. 78m) and;

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

Date: March 11, 2008	By:	/s/ Juan J. Román
Juan J. Román Vice President of Finance
and Chief Financial Officer